                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Greater Europe Growth Fund

Semiannual Report to Shareholders

April 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Finally, the fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings for each period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on March 19, 2001 are derived from the historical performance of Class S shares of the Scudder Greater Europe Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04
Scudder Greater Europe Growth Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class A	11.05%	27.78%	-4.89%	-1.58%	8.97%
Class B	10.57%	26.75%	-5.64%	-2.36%	8.11%
Class C	10.62%	26.73%	-5.63%	-2.34%	8.13%
MSCI Europe Index+	12.87%	34.54%	.06%	-.93%	8.55%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on October 10, 1994. Index returns begin October 31, 1994.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/04	$ 23.27	$ 23.00	$ 23.01
10/31/03	$ 21.16	$ 20.84	$ 20.84
Distribution Information: Six Months: Income Dividends as of 4/30/04	$ .23	$ .04	$ .04

Class A Lipper Rankings - European Region Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	108	of	144	75
3-Year	105	of	126	83

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Greater Europe Growth Fund - Class A [] MSCI Europe Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

* The Fund commenced operations on October 10, 1994. Index returns begin October 31, 1994.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/04
Scudder Greater Europe Growth Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$12,043	$8,108	$8,705	$21,438
	Average annual total return	20.43%	-6.75%	-2.74%	8.30%
Class B	Growth of $10,000	$12,375	$8,233	$8,789	$21,069
	Average annual total return	23.75%	-6.28%	-2.55%	8.11%
Class C	Growth of $10,000	$12,673	$8,404	$8,883	$21,113
	Average annual total return	26.73%	-5.63%	-2.34%	8.13%
MSCI Europe Index+	Growth of $10,000	$13,454	$10,019	$9,545	$21,806
	Average annual total return	34.54%	.06%	-.93%	8.55%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 10, 1994. Index returns begin October 31, 1994.
+ The MSCI Europe Index is an unmanaged capitalization-weighted measure of 16 stock markets in Europe. Index returns assume reinvestment of dividends net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings for each period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Shareholders of Class S redeeming shares held less than six months have a lower total return due to the effect of the 2% redemption fee.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Greater Europe Growth Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/04
Scudder Greater Europe Growth Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class AARP	11.11%	28.01%	-4.67%	-1.34%	9.26%
Class S	11.16%	27.99%	-4.65%	-1.32%	9.27%
MSCI Europe Index+	12.87%	34.54%	.06%	-.93%	8.55%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on October 10, 1994. Index returns begin October 31, 1994.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/04	$ 23.30	$ 23.30
10/31/03	$ 21.21	$ 21.21
Distribution Information: Six Months: Income Dividends as of 4/30/04	$ .28	$ .28

Class S Lipper Rankings - European Region Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	107	of	144	74
3-Year	102	of	126	81
5-Year	56	of	80	70

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Greater Europe Growth Fund - Class S [] MSCI Europe Index+

Yearly periods ended April 30

Comparative Results as of 4/30/04
Scudder Greater Europe Growth Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$12,799	$8,668	$9,355	$23,331
	Average annual total return	27.99%	-4.65%	-1.32%	9.27%
Class AARP	Growth of $10,000	$12,801	$8,664	$9,350	$23,317
	Average annual total return	28.01%	-4.67%	-1.34%	9.26%
MSCI Europe Index+	Growth of $10,000	$13,454	$10,019	$9,545	$21,806
	Average annual total return	34.54%	.06%	-.93%	8.55%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 10, 1994. Index returns begin October 31, 1994.
+ The MSCI Europe Index is an unmanaged capitalization-weighted measure of 16 stock markets in Europe. Index returns assume reinvestment of dividends net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Co-Manager Alexander "Sandy" Black discusses Scudder Greater Europe Growth Fund's strategy and the market environment during the six-month period ended April 30, 2004.

Q: How would you describe the environment for European stocks during the period under review?

A: Although economic growth in Europe remains sluggish in comparison to other areas of the world, Europe's stock markets nonetheless outperformed during the reporting period. For the six months ended April 30, 2004, the MSCI Europe Index delivered a total return of 12.87%, compared with a return of 8.43% for the MSCI World Index (which encompasses all world markets).1

The first four months of the period brought the strongest returns, as a confluence of factors supported positive market performance. Global economic growth continued to strengthen, due in part to the fact that continued tame inflation worldwide enabled central banks to keep interest rates low.2 The improvement in the global economy, in turn, led to stronger corporate earnings and improved investor sentiment. As a result, Europe joined other world markets in providing robust returns to investors. For US investors, performance also was helped by the strengthening of the euro and pound sterling versus the US dollar.3

1 The MSCI Europe Index is an unmanaged, capitalization-weighted measure of 16 stock markets in Europe. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. Index returns assume reinvestment of all dividends net of withholding tax and do not reflect fees or expenses. It is not possible to invest directly in an index.
2 Low interest rates typically help spur growth.
3 Mutual funds that invest overseas generally invest in the local markets, meaning that they have to purchase the local currency, for example, the euro, in order to buy stocks. When the value of the currency rises, it increases the total value of the investment. For instance, if an investment in a foreign stock is unchanged (0% gain) but the currency rises 5%, the value of the investment will rise 5%.

The final two months of the reporting period brought a more challenging environment, however, as the MSCI Europe Index fell 3.12% in March and 0.83% in April. Stock market momentum initially waned in mid-March when the terrorist attack in Spain brought geopolitical concerns back into focus. While this decline proved short-lived, the markets were hit with a second piece of bad news with the release of a surprisingly strong US payroll figure in April. This raised concerns that the US Federal Reserve would soon begin hiking interest rates, a potential negative for all world economies, Europe's included. Investors also weighed concerns that the Chinese Central Bank would likewise take steps to slow the pace of growth in that country. Stock markets worldwide weakened as a result, with stocks in the basic materials sector getting hit the hardest. European markets, in particular, were pressured due to the widely held belief that the beginning of a cycle of rate hikes in the United States could eliminate any chance of further rate cuts by the European Central Bank.

Another notable event during the period was that the European Union (EU) underwent a substantial expansion, with 10 new member nations joining. This added 74 million people (more than half from Poland) to the current 380 million. The new members are not large in terms of aggregate gross domestic product. Taken together, in fact, they are about the same size as the Netherlands. However, we believe these countries do bring to the table much stronger economic growth than the current EU members. The expanded EU appears to be a powerful economic force. While this may be a longer-term positive for Europe, we believe the key challenge to maintaining the current economic momentum (however limited) is to introduce structural reforms of working practices and benefit systems.

Q: What areas of the market produced the best performance?

A: The best-performing sectors were utilities, real estate and health care equipment. The surprising aspect of this breakdown is that utilities usually do not perform well during periods when bond yields are rising, since their yield advantage becomes less pronounced. Performance in this sector was dominated by strong returns from two German companies - RWE AG, which the fund does not hold, and E.ON AG, a large position in the fund. The gain in E.ON's share price owed largely to rising power prices and the company's divestment of noncore assets. The health care equipment sector, meanwhile, was buoyed by takeover speculation and the strength of its US peers.

In general, the best performers across all sectors were "special situations" and restructuring stories - in other words, companies that are taking meaningful steps to streamline their businesses. Such companies are viewed as being better able to boost earnings even in an environment of continued sluggish economic growth.

Q: What areas of the market lagged?

A: The worst-performing sectors were technology, food and staples, retail and commercial services. The fall in the technology sector was largely due to the sharp decline of cell phone manufacturer Nokia Oyj (Finland), in which the fund holds an overweight position. Nokia reported in mid-April that it has been losing market share and will cut prices in order to compete. Nokia has always responded to competitive challenges with innovative new products and we expect that this time will be no different. However, we believe the business environment definitely has become tougher for Nokia. The food retail sector also underperformed due to weak returns from UK food companies as well as Carrefour of France. The fund benefited from not holding any positions in this area. (As of 4/30/04, the fund's position in Carrefour was sold.)

Q: What were the reasons behind the fund's relative underperformance?

A: For the 6-month period ended April 30, 2004, Class A shares of Scudder Greater Europe Growth Fund returned 11.05% as compared to a total return of 12.87% for the MSCI Europe Index. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Please see pages 3 through 7 for the performance of other share classes and more complete performance information.)

The principal detractors from fund performance were the portfolio's positions in technology stocks such as Nokia and the technology outsourcing and consulting firm Cap Gemini SA (France), both of which disappointed investors. An overweight position in Credit Suisse Group (Switzerland) also performed poorly as the market awaited details of the company's switch to US accounting standards, which in some cases can make companies' financials appear less attractive.4 However, we are encouraged by the fact that its stock began to appreciate in the second half of April.

4 "Overweight" means a fund holds a higher weighting in a given sector than the benchmark index; "underweight" means a fund holds a lower weighting than the benchmark.

As noted, E.ON was a strong performer for the fund during the period. Other key outperformers were Italian oil producer Eni SpA, which has benefited from rising oil prices, and Alpha Bank AE (Greece), where rising loan demand and good cost control led to a sharp jump in reported profits. The fund was also helped by being underweight in pharmaceutical heavyweight Glaxo-SmithKline PLC (United Kingdom), which underperformed. In the latter part of the period, we sought to capitalize on the stock's price weakness by adding to this position.

Q: How was the fund's portfolio positioned during the period under review?

A: The fund's portfolio remained positioned to benefit from an environment of improving growth. Although recent market performance reflected investor concerns about the uncertain state of the global economy, we believe industrial stocks will be supported by continued strong earnings results. In addition, we expect that higher free cash flow for corporations should stimulate continued growth in capital spending, a positive for industrials. Top fund holdings in this area include ABB Ltd. (Switzerland), Siemens AG (Germany) and Schneider Electric SA (France).

Given our view that bond yields are likely to rise as the year progresses, the fund remains underweight in areas of the market that are sensitive to interest rate movements, including the telecommunications and utilities industries. The fund is also underweight in consumer stocks - both the discretionary and staples sectors - in favor of areas that provide more attractive growth opportunities.

We continue to favor the energy sector, believing that high prices for oil and gas have not yet been fully factored into stock market prices. The portfolio retains a slight overweight in technology, but we remain cautious due to what we believe is the high market valuation of the industry overall. The fund's top holdings in energy are Eni SpA, Total SA (France) and Repsolf YPF, SA (Spain). The portfolio currently favors larger companies over smaller and mid-sized companies. Following two years of outperformance for smaller companies, the large-cap area is proving to be more fertile ground for finding attractively valued individual companies.

Q: What is your broad view on the current state of the European equity markets?

A: Even though investors are concerned about rising interest rates in the United States, this development may not have as negative an effect on the European markets as their poor recent performance would suggest. If US rates rise, it actually could work to Europe's advantage, since we believe the euro would be unlikely to strengthen further against the US dollar. While this would be a negative for fund investors, a weaker euro could take some pressure off the region's economy.5 Along this same line, we do not expect that interest rates in Europe will rise as quickly as they could in the United States given that economic growth is slower in Europe. Taking these factors together, and keeping in mind the potential benefits of the rapid growth in the peripheral European nations, we believe the months ahead will bring continued opportunities to invest in individual companies that exhibit strong growth characteristics and reasonable valuations. We intend to take advantage of broad sell-offs in the global markets to add to the fund's positions in companies in which we have the highest level of conviction.

5 Typically, a weaker currency makes exports less expensive for foreign buyers, which helps increase sale volumes. When interest rates in one country or region rise more than in another, the former country generally will see its currency strengthen in relation to that of the latter country.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2004

Geographical Diversification (Excludes Cash Equivalents)	4/30/04	10/31/03

United Kingdom	33%	28%
Switzerland	16%	16%
France	15%	14%
Germany	14%	14%
Netherlands	6%	8%
Spain	5%	5%
Italy	4%	5%
Sweden	2%	1%
Finland	2%	4%
Other	3%	5%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/04	10/31/03

Financials	27%	27%
Energy	14%	13%
Consumer Discretionary	12%	9%
Industrials	12%	9%
Health Care	10%	12%
Telecommunication Services	8%	10%
Consumer Staples	6%	7%
Information Technology	6%	-
Utilities	4%	5%
Other	1%	8%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2004 (33.4% of Portfolio)
1. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	4.6%
2. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	3.8%
3. Total SA Producer of oil and natural gas	France	3.6%
4. Telefonica SA Provider of telecommunication services	Spain	3.3%
5. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	3.2%
6. Shell Transport & Trading Co., PLC Provider of oil and gas	United Kingdom	3.1%
7. Nestle SA Producer and seller of food products	Switzerland	3.1%
8. GlaxoSmithKline PLC Developer of vaccines and health-related consumer products	United Kingdom	3.0%
9. Eni SpA Provider of oilfield and engineering services	Italy	2.9%
10. Siemens AG Manufacturer of electrical and electronic equipment	Germany	2.8%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of April 30, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 89.0%
Finland 2.1%
Nokia Oyj (Cost $9,645,296)	584,199	8,219,566
France 13.0%
Aventis SA	24,070	1,833,207
BNP Paribas SA	88,960	5,341,368
Cap Gemini SA*	84,230	2,979,910
Compagnie de Saint-Gobain	119,380	6,026,150
Credit Agricole SA	161,224	3,976,445
Imerys SA	7,820	1,778,783
Lafarge SA	34,110	2,841,100
Publicis Groupe SA	67,230	2,014,295
Schneider Electric SA	98,466	6,631,971
Thomson SA	186,336	3,595,362
Total SA	69,811	12,909,510
Valeo SA	68,910	2,840,105
(Cost $40,662,371)		52,768,206
Germany 11.1%
Adidas-Salomon AG	17,300	1,997,435
Deutsche Boerse AG	40,360	2,219,190
Deutsche Lufthansa AG	165,410	2,656,358
E.ON AG (c)	140,202	9,291,789
Hochtief AG	58,770	1,643,904
Infineon Technologies AG*	159,770	2,046,883
Metro AG	183,924	8,153,474
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	31,962	3,455,482
SAP AG (c)	15,141	2,295,435
Siemens AG	143,207	10,340,494
(Cost $35,087,252)		44,100,444
Greece 1.0%
Alpha Bank AE (Cost $2,438,021)	126,319	3,936,063
Ireland 0.7%
Depfa Bank PLC (Cost $2,065,992)	18,599	2,788,921
Italy 3.4%
Banca Intesa SpA	354,445	1,172,406
Banca Nazionale del Lavoro SpA*	783,340	1,755,545
Eni SpA	517,660	10,521,809
(Cost $9,881,302)		13,449,760
Luxembourg 0.9%
Arcelor (Cost $2,924,919)	219,110	3,639,531
Netherlands 5.7%
Aegon NV (c)	539,701	7,063,109
ING Groep NV (c)	273,068	5,851,380
Koninklijke (Royal) Philips Electronics NV	162,850	4,434,208
Koninklijke Ahold NV*	457,540	3,542,269
STMicroelectronics NV	74,360	1,638,857
(Cost $19,467,542)		22,529,823
Spain 4.6%
Banco Santander Central Hispano SA	260,530	2,797,601
Repsolf YPF, SA	168,170	3,541,117
Telefonica SA*	799,706	11,893,840
(Cost $14,506,570)		18,232,558
Sweden 2.1%
Scania AB "B"	62,660	1,932,229
Skandia Forsakrings AB	913,090	3,586,840
Telefonaktiebolaget LM Ericsson "B"*	1,014,616	2,750,105
(Cost $8,212,701)		8,269,174
Switzerland 14.7%
ABB Ltd.*	1,438,148	8,105,370
Clariant AG	150,510	1,911,515
Credit Suisse Group	137,930	4,866,551
Nestle SA (Registered) (c)	44,877	11,364,336
Novartis AG (Registered)	227,810	10,165,928
Roche Holding AG	49,771	5,225,907
Swatch Group AG	20,460	2,720,892
UBS AG (Registered)	129,170	9,189,744
Zurich Financial Services AG*	30,840	4,881,065
(Cost $46,796,082)		58,431,308
United Kingdom 29.7%
AstraZeneca PLC	172,650	8,097,344
BAA PLC	665,040	6,150,593
BP PLC	1,160,851	10,065,075
British Sky Broadcasting Group PLC	254,730	3,017,312
Carnival PLC	85,230	3,830,572
Centrica PLC	959,500	3,728,742
GlaxoSmithKline PLC	531,186	11,025,121
HSBC Holdings PLC	968,245	13,914,337
Imperial Tobacco Group PLC	151,690	3,369,654
InterContinental Hotels Group PLC	352,890	3,307,622
ITV PLC	2,019,180	4,435,146
Man Group PLC	89,770	2,695,067
Prudential Corp. PLC	658,270	5,186,492
Royal Bank of Scotland Group PLC	384,630	11,581,532
Shell Transport & Trading Co., PLC	1,649,378	11,411,315
Vodafone Group PLC	6,832,071	16,647,110
(Cost $98,163,940)		118,463,034
Total Common Stocks (Cost $289,851,988)		354,828,388

Preferred Stock 1.2%
Germany
Henkel KGaA (Cost $3,343,734)	52,770	4,571,147

Securities Lending Collateral 8.6%
Daily Assets Fund Institutional, 1.08% (d) (e) (Cost $34,315,785)	34,315,785	34,315,785

Cash Equivalents 1.2%
Scudder Cash Management QP Trust 1.08% (b) (Cost $4,799,803)	4,799,803	4,799,803
Total Investment Portfolio - 100.0% (Cost $332,311,310) (a)		398,515,123

* Non-income producing security.
(a) The cost for federal income tax purposes was $334,632,144. At April 30, 2004, net unrealized appreciation for all securities based on tax cost was $63,882,979. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $69,254,843 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,371,864.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at April 30, 2004 amounted to $32,655,453, which is 9.05% of total net assets.
(d) Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $293,195,722)	$ 359,399,535
Investment in Scudder Cash Management QP Trust (cost $4,799,803)	4,799,803
Investment in Daily Assets Fund Institutional (cost $34,315,785)*	34,315,785
Total investments in securities, at value (cost $332,311,310)	398,515,123
Receivable for investments sold	45,819
Dividends receivable	1,826,287
Interest receivable	18,088
Receivable for Fund shares sold	3,537
Foreign taxes recoverable	579,030
Total assets	400,987,884
Liabilities
Due to custodian bank	7,752
Payable for investments purchased	5,200,330
Payable upon return of securities loaned	34,315,785
Payable for Fund shares redeemed	19,282
Accrued management fee	295,291
Other accrued expenses and payables	368,289
Total liabilities	40,206,729
Net assets, at value	$ 360,781,155
Net Assets
Net assets consist of: Undistributed net investment income	905,908
Net unrealized appreciation (depreciation) on: Investments	66,203,813
Foreign currency related transactions	(4,905)
Accumulated net realized gain (loss)	(253,773,089)
Paid-in capital	547,449,428
Net assets, at value	$ 360,781,155

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($2,616,466 / 112,417 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 23.27
Maximum offering price per share (100 / 94.25 of $23.27)	$ 24.69
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($271,241 / 11,791 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 23.00
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($492,508 / 21,403 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 23.01
Class AARP Net Asset Value, offering and redemption price per share ($2,460,145 / 105,606 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 23.30
Class S Net Asset Value, offering and redemption price (a) per share ($354,940,795 / 15,233,702 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 23.30

(a) Redemption price per share for shares held less than six months is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2004 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $508,914)	$ 3,777,264
Interest - Scudder Cash Management QP Trust	14,926
Securities lending income	10,196
Total Income	3,802,386
Expenses: Management fee	1,943,579
Administrative fee	744,851
Distribution service fees	5,704
Services to shareholders*	148,320
Custodian and accounting fees*	55,020
Auditing*	7,050
Legal*	1,710
Directors' fees and expenses	7,654
Reports to shareholders*	9,570
Registration fees*	4,740
Other	5,567
Total expenses before expense reductions	2,933,765
Expense reductions	(80,350)
Total expenses after expense reductions	2,853,415
Net investment income (loss)	948,971
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	26,107,632
Futures	246,523
Foreign currency related transactions	10,072
26,364,227
Net unrealized appreciation (depreciation) during the period on: Investments	14,891,805
Futures	(25,522)
Foreign currency related transactions	(153,728)
14,712,555
Net gain (loss) on investment transactions	41,076,782
Net increase (decrease) in net assets resulting from operations	$ 42,025,753

* These amounts reflect one month of operating expenses previously covered by the Administrative Agreement (see Note C of the Notes to the Financial Statements).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003
Operations: Net investment income (loss)	$ 948,971	$ 4,628,651
Net realized gain (loss) on investment transactions	26,364,227	(34,244,696)
Net unrealized appreciation (depreciation) on investment transactions during the period	14,712,555	87,999,792
Net increase (decrease) in net assets resulting from operations	42,025,753	58,383,747
Distributions to shareholders from: Net investment income: Class A	(24,958)	(4,080)
Class B	(505)	-
Class C	(853)	-
Class AARP	(28,480)	(12,506)
Class S	(4,593,824)	(2,592,148)
Fund share transactions: Proceeds from shares sold	10,312,388	53,576,438
Reinvestment of distributions	4,260,197	2,419,776
Cost of shares redeemed	(65,699,821)	(161,946,554)
Redemption fees	19,095	39,759
Net increase (decrease) in net assets from Fund share transactions	(51,108,141)	(105,910,581)
Increase (decrease) in net assets	(13,731,008)	(50,135,568)
Net assets at beginning of period	374,512,163	424,647,731
Net assets at end of period (including undistributed net investment income of $905,908 and $4,605,557, respectively)	$ 360,781,155	$ 374,512,163

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.16	$ 18.06	$ 22.13	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[c]	.04	.18	.06	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.30	2.99	(4.09)	(3.65)
Total from investment operations	2.34	3.17	(4.03)	(3.66)
Less distributions from: Net investment income	(.23)	(.07)	(.04)	-
Redemption fees	-***	-***	-***	-
Net asset value, end of period	$ 23.27	$ 21.16	$ 18.06	$ 22.13
Total Return (%)[d]	11.05e**	17.59[e]	(18.29)	(14.19)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	1.72
Ratio of expenses before expense reductions (%)	1.64*	1.65	1.66	1.64*
Ratio of expenses after expense reductions (%)	1.63*	1.65	1.66	1.64*
Ratio of net investment income (loss) (%)	.32*	1.02	.25	(.07)*
Portfolio turnover rate (%)	53*	71	89	104
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from March 19, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended October 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.84	$ 17.85	$ 22.02	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[c]	(.06)	.05	(.10)	(.13)
Net realized and unrealized gain (loss) on investment transactions	2.26	2.94	(4.07)	(3.64)
Total from investment operations	2.20	2.99	(4.17)	(3.77)
Less distributions from: Net investment income	(.04)	-	-	-
Redemption fees	-***	-***	-***	-
Net asset value, end of period	$ 23.00	$ 20.84	$ 17.85	$ 22.02
Total Return (%)[d]	10.57e**	16.75	(18.97)	(14.62)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.27	.24	.25	.05
Ratio of expenses before expense reductions (%)	2.51*	2.45	2.46	2.44*
Ratio of expenses after expense reductions (%)	2.47*	2.45	2.46	2.44*
Ratio of net investment income (loss) (%)	(.52)*	.22	(.55)	(.87)*
Portfolio turnover rate (%)	53*	71	89	104
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from March 19, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended October 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.84	$ 17.86	$ 22.01	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[c]	(.06)	.04	(.10)	(.11)
Net realized and unrealized gain (loss) on investment transactions	2.27	2.94	(4.05)	(3.67)
Total from investment operations	2.21	2.98	(4.15)	(3.78)
Less distributions from: Net investment income	(.04)	-	-	-
Redemption fees	-***	-***	-***	-
Net asset value, end of period	$ 23.01	$ 20.84	$ 17.86	$ 22.01
Total Return (%)[d]	10.62e**	16.69	(18.86)	(14.66)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.49	.36	.28	.06
Ratio of expenses before expense reductions (%)	2.49*	2.45	2.43	2.42*
Ratio of expenses after expense reductions (%)	2.47*	2.45	2.43	2.42*
Ratio of net investment income (loss) (%)	(.52)*	.22	(.52)	(.85)*
Portfolio turnover rate (%)	53*	71	89	104
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from March 19, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class AARP
Years Ended October 31,	2004[a]	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.21	$ 18.10	$ 22.17	$ 31.14	$ 32.02
Income (loss) from investment operations: Net investment income (loss)[c]	.06	.23	.11	.06	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.31	3.00	(4.11)	(7.82)	(.85)
Total from investment operations	2.37	3.23	(4.00)	(7.76)	(.88)
Less distributions from: Net investment income	(.28)	(.12)	(.07)	(.01)	-
Net realized gains on investment transactions	-	-	-	(1.20)	-
Total distributions	(.28)	(.12)	(.07)	(1.21)	-
Redemption fees	-***	-***	-***	-	-
Net asset value, end of period	$ 23.30	$ 21.21	$ 18.10	$ 22.17	$ 31.14
Total Return (%)	11.11d**	17.93[d]	(18.10)	(26.01)	(2.75)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2	3	1
Ratio of expenses before expense reductions (%)	1.53*	1.45	1.38	1.37	1.35*
Ratio of expenses after expense reductions (%)	1.47*	1.45	1.38	1.37	1.35*
Ratio of net investment income (loss) (%)	.48*	1.22	.53	.24	(.09)**
Portfolio turnover rate (%)	53*	71	89	104	72
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 21.21	$ 18.11	$ 22.17	$ 31.14	$ 28.13	$ 24.23
Income (loss) from investment operations: Net investment income (loss)[b]	.06	.23	.11	.06	.07	.10[c]
Net realized and unrealized gain (loss) on investment transactions	2.31	2.99	(4.10)	(7.82)	3.12	3.86
Total from investment operations	2.37	3.22	(3.99)	(7.76)	3.19	3.96
Less distributions from: Net investment income	(.28)	(.12)	(.07)	(.01)	(.08)	(.06)
Net realized gains on investment transactions	-	-	-	(1.20)	(.10)	-
Total distributions	(.28)	(.12)	(.07)	(1.21)	(.18)	(.06)
Redemption fees	-***	-***	-***	-	-	-
Net asset value, end of period	$ 23.30	$ 21.21	$ 18.11	$ 22.17	$ 31.14	$ 28.13
Total Return (%)	11.16d**	17.87[d]	(18.09)	(25.97)	11.31	16.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	355	369	421	721	1,410	1,035
Ratio of expenses before expense reductions (%)	1.51*	1.45	1.38	1.37	1.42[e]	1.46
Ratio of expenses after expense reductions (%)	1.47*	1.45	1.38	1.37	1.42[e]	1.46
Ratio of net investment income (loss) (%)	.48*	1.22	.53	.24	.22	.37
Portfolio turnover rate (%)	53*	71	89	104	72	83
[a] For the six months ended April 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Net investment income per share includes non-recurring dividend income amounting to $.08 per share.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.41%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Greater Europe Growth Fund (the "Fund") is a non-diversified series of the Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $277,627,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($154,507,000), October 31, 2010 ($87,874,000) and October 31, 2011 ($35,246,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. Upon the redemption or exchange of shares held by Class S shareholders for less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $100,458,840 and $151,185,846, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $1,000,000,000 of the Fund's average daily net assets, 0.90% of the next $500,000,000 of such net assets, 0.85% of the next $500,000,000 of such net assets and 0.80% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.00% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with the respect to the investment and reinvestment of assets in the Fund and is paid by the Advisor for its services.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.465%, 0.480%, 0.470%, 0.455% and 0.455% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated effective March 31, 2004, and beginning April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period November 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed
Class A	$ 5,152	$ 66
Class B	568	7
Class C	895	12
Class AARP	4,811	62
Class S	733,425	8,935
	$ 744,851	$ 9,082

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.465%, 1.480%, 1.470%, 1.455% and 1.455% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, and organizational and offering expenses).

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through April 30, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Not Imposed
Class A	$ 450	$ 82
Class B	90	47
Class C	90	22
Class AARP	1,111	707
Class S	124,170	70,410
	$ 125,911	$ 71,268

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. In turn, as of April 1, 2003, SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through April 30, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $37,440, all of which is unpaid at April 30, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2004
Class B	$ 1,062	$ 173
Class C	1,740	300
	$ 2,802	$ 473

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2004	Annualized Effective Rate
Class A	$ 2,012	$ 2,945.15%
Class B	332	31.23%
Class C	558	66.24%
	$ 2,902	$ 3,042

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended April 30, 2004, aggregated $1,496 and $3, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2004, the CDSC for Class B and C shares aggregated $7 and $0, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor a retainer fee plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general use of AARP and its members.

D. Securities Lending

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of foreign denominated securities on loan. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	36,225	$ 856,124	610,928	$ 11,304,369
Class B	12,921	305,532	93,407	1,671,221
Class C	4,540	104,709	27,537	504,496
Class AARP	39,109	908,788	226,144	4,188,951
Class S	345,782	8,137,235	1,952,046	35,907,401
		$ 10,312,388		$ 53,576,438
Shares issued to shareholders in reinvestment of distributions
Class A	944	$ 21,859	212	$ 3,823
Class B	21	477	-	-
Class C	31	704	-	-
Class AARP	1,168	27,057	655	11,843
Class S	181,783	4,210,100	133,044	2,404,110
		$ 4,260,197		$ 2,419,776
Shares redeemed
Class A	(32,982)	$ (777,972)	(560,313)	$ (11,127,487)
Class B	(12,603)	(296,868)	(96,075)	(1,725,855)
Class C	(613)	(14,263)	(25,950)	(463,661)
Class AARP	(44,697)	(1,029,067)	(227,602)	(4,232,420)
Class S	(2,703,265)	(63,581,651)	(7,926,210)	(144,397,131)
		$ (65,699,821)		$ (161,946,554)
Redemption Fees	-	$ 19,095	-	$ 39,759
Net increase (decrease)
Class A	4,187	$ 100,011	50,827	$ 180,705
Class B	339	9,141	(2,668)	(54,634)
Class C	3,958	91,150	1,587	40,835
Class AARP	(4,420)	(93,222)	(803)	(31,626)
Class S	(2,175,700)	(51,215,221)	(5,841,120)	(106,045,861)
		$ (51,108,141)		$ (105,910,581)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SERAX	SERBX	SERCX
CUSIP Number	811165-695	811165-687	811165-679
Fund Number	477	677	777

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SGEGX	SCGEX
Fund Number	177	077

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

August 2003

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Greater Europe Growth Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Greater Europe Growth Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               June 29, 2004
                                    ---------------------------